                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                                   DIDAX INC.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  ----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   DIDAX INC.
                             4501 DALY DR. SUITE 103
                            CHANTILLY, VIRGINIA 20151

                                                                  April 10, 1998

TO OUR STOCKHOLDERS:

         You are hereby cordially invited to attend the Annual Meeting of Shareholders of DIDAX INC. (the "Company") to be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia at 10:30 a.m. local time on Wednesday, April 29, 1998.

         At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

1.       The election of the members of the Board of Directors;

2. To ratify the decision of the Company's Board of Directors to retain Hoffman, Morrison & Fitzgerald, P.C. as the Company's Independent Auditors for fiscal year 1998;

3.       To ratify and approve the adoption of the DIDAX INC. 1998 Stock Option
         Plan.

         Details of the foregoing proposals and the Annual Meeting are contained in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important, as is the vote of every shareholder, and the Board of Directors of DIDAX INC. appreciates the cooperation of shareholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the Annual Meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.


                                                           Sincerely,

                                                           /s/ James G. Buick
                                                           ---------------------
                                                           James G. Buick
                                                           Chairman of the Board
                                                           DIDAX INC.

                                   DIDAX INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     to be held on Wednesday, April 29, 1998

To the stockholders of                                            April 10, 1998
DIDAX INC.

         Notice is hereby given that the Annual Meeting of Shareholders of DIDAX INC. (the "Company") will be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia at 10:30 a.m. local time on Wednesday, April 29, 1998 for the following purposes:

        1. To seek shareholder election of the members of the Board of Directors;

        2. To ratify the decision of the Company's Board of Directors to retain Hoffman, Morrison & Fitzgerald, P.C. as the Company's Independent Auditors for fiscal year 1998;

        3. To ratify and approve the adoption of the DIDAX INC. 1998 Stock Option Plan.

         Only DIDAX INC. shareholders of record as of the close of business on March 20, 1998, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of the Company's shareholders, for a period of ten days prior to the Annual Meeting at the principal executive offices of the Company at the address set forth above.

         Your vote is important -- as is the vote of every shareholder -- and the Board of Directors of DIDAX INC. appreciates the cooperation of shareholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

         ATTENDANCE IN PERSON WILL AUTOMATICALLY REVOKE A PROXY, THEREFORE PLEASE RETURN AND COMPLETE THE PROXY ONLY IF YOU ARE CERTAIN YOU WILL NOT BE ABLE TO ATTEND THE MEETING.

         If you have any questions, please do not hesitate to contact Gary Struzik, Chief Financial Officer and Secretary at 703-968-4808.

By order of the Board of Directors,


/s/ James G. Buick
---------------------
James G. Buick
Chairman of the Board
DIDAX INC.

                                 PROXY STATEMENT
                                   DIDAX INC.
                           4501 Daly Drive, Suite 103
                            Chantilly, Virginia 20151

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIDAX INC. It is furnished to DIDAX INC. (DIDAX or the "Company") stockholders of record as of the close of business on March 20, 1998 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at Conference Room B of the Eastern Loudoun Regional Library, 21030 Whitfield Place, Sterling, Virginia on Wednesday, April 29, 1998, at 10:30 a.m., local time. The enclosed proxy is being solicited by the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the Proposal, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about April 10, 1998.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of directors, and the ratification of the Company's independent auditors, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors, or to vote for, against or abstain from voting on the ratification of the independent auditors. Votes of attending stockholders will be taken by voice or show of hands and accounted for at the Annual Meeting, unless someone entitled to vote objects, in which case written ballots shall be used. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. In all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by the holders of the Common Stock is required to take stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. A broker nonvote will have no effect on the outcome of any vote of the stockholders. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are James G. Buick and Robert C. Varney. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for the Board of Directors and, (b) for the ratification of Hoffman, Morrison & Fitzgerald, P.C. as the Company's independent auditors for fiscal 1998, and (c) for the adoption of the DIDAX INC. 1998 Stock Option Plan and (d) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment(s) of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment(s) of the Annual Meeting in the manner specified.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

As of the Record Date, the total issued and outstanding shares of Common Stock, $.01 par value per share (the "Common Stock"), consisted of 3,672,880 shares.

                             ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act relating to its business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; the Northeast Regional Office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and the Midwest Regional Office of the Commission, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the website maintained by the Commission at http://www.sec.gov.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE--ELECTION OF BOARD OF DIRECTORS

Ten individuals, JAMES G. BUICK, WILLIAM M. PARKER, DR. ROBERT C. VARNEY, DANE
B. WEST, WILLIAM H. BOWERS, BRUCE E. EDGINGTON, JOHN J. MEINDL JR., CLAY T. WHITEHEAD, EARL E. GJELDE, AND WILLIAM RUSSELL 'MAX' CAREY, JR. all of whom currently serve as directors of the Company, are proposed to be re-elected as directors at the Annual Meeting. If elected, each director will hold office until the annual meeting of stockholders in the year 1999 or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes entitled to be cast at the meeting by the holders of the Common Stock. All nominees have consented to serve if elected, but, if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.


             THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR"
                EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE


PROPOSAL TWO--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

HOFFMAN, MORRISON AND FITZGERALD, P.C., independent certified public accountants, has served as independent auditors for the Company for the fiscal year ended December 31, 1997 and has reported on the Company's financial statements. The Board of Directors, has selected HOFFMAN, MORRISON AND FITZGERALD, P.C., as the Company's independent auditors for fiscal year 1998 and recommends that the stockholders ratify this selection. The Board of Directors has been advised that HOFFMAN, MORRISON AND FITZGERALD, P.C., has no relationship with the Company or its subsidiaries.

A representative of HOFFMAN, MORRISON AND FITZGERALD, P.C., is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF HOFFMAN,
      MORRISON AND FITZGERALD, P.C., AS THE COMPANY'S INDEPENDENT AUDITORS


PROPOSAL THREE--RATIFICATION AND APPROVAL OF THE ADOPTION OF THE DIDAX INC. 1998 STOCK OPTION PLAN

Effective as of April 6, 1998, the Board of Directors adopted the DIDAX INC. 1998 Stock Option Plan (the "1998 Plan"). A summary of the material features of the 1998 Plan follows.

GENERAL. The purpose of the 1998 Plan is to advance the interests of the Company by providing an opportunity to its directors, selected key employees and consultants to purchase shares of the Common Stock of the Company (the "Shares"). By encouraging stock ownership, the Company seeks to attract, retain and motivate directors, key employees, and consultants including ministry partners. The 1998 Plan will be administered by the Compensation Committee of the Board of Directors or by the Board of Directors as a whole.

At March 31, 1998, the Company had options outstanding under its 1997 Stock Option Plan (the "1997 Plan") to purchase a total of 1,959,546 shares, and an additional 98,391 shares were available for future grants under the 1997 Plan. The Board is recommending adoption of the 1998 Plan in order to ensure that sufficient shares are available in the future to reward and motivate existing employees and to attract new employees and consulting arrangements.

STOCK SUBJECT TO THE 1998 PLAN. The Shares that may be purchased (through the exercise of options) under the 1998 Plan shall not exceed in the aggregate 400,000 Shares. If any stock options granted under the 1998 Plan shall terminate, expire or be canceled as to any Shares, new stock options may thereafter be granted covering such Shares. In addition, any Shares purchased under this 1998 Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the 1998 Plan. The Shares issued upon exercise of stock options under this 1998 Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

ADMINISTRATION OF THE 1998 PLAN. The Board of Directors or the Compensation Committee will administer the 1998 Plan as delegated by the Board. The Board of Directors will have sole authority to select the participants that will be granted stock options, based on its own determination and the recommendations of the Compensation Committee and Company management with respect to the contributions of each participant to the success of the Company. No single participant may receive options to purchase more than the total number of shares authorized for issuance under the 1998 Plan. The Compensation Committee will make recommendations to the Board for approval of actions including, but not limited to determining the nature, extent, timing, exercise price, vesting and duration of stock options to the termination of the 1998 Plan or acceleration of stock option vesting. The Board of Directors independently, or at the advice of the Compensation Committee, also has discretion to prescribe all other terms and conditions consistent with the 1998 Plan, to interpret the 1998 Plan, to establish any rules or regulations relating to the 1998 Plan that it determines to be appropriate, and to make any other; determination that it believes necessary or advisable for the proper administration of the 1998 Plan.

GRANT OF STOCK OPTIONS. The Compensation Committee, upon approval of the Board of Directors, may grant nonqualified stock options or incentive stock options to purchase shares of Common Stock. The grant of stock options will be evidenced by Board resolutions documenting their approval, and option agreements containing such terms and provisions as are determined and approved by the Board of Directors, including, but not limited to, the term of the stock option, vesting of the stock option, and the exercise price of the stock option. The stock option exercise price may be paid in cash, or, at the Company's option, in shares of Common Stock.

STOCK OPTION EXPIRATION AND TERMINATION. Subject to the expiration and termination provisions of individual option agreements, qualified incentive stock options expire ten years after the date of grant. The expiration and termination periods of nonqualified stock options will be determined by the Board of Directors based on recommendation of the Compensation Committee and set forth in the individual stock option agreements. Subject to the expiration and termination provisions of individual option agreements, if a participant dies or becomes disabled, all vested stock options may be exercised at any time within one year (or the remaining term of the stock option, if less). If a participant ceases to be a Company employee for any other reason, other than for cause, he or she must exercise any vested stock options within thirty days (or the remaining term of the stock option, if less). The Compensation Committee may recommend to extend nonqualified option exercise dates on a cases by case basis, subject to Board approval.

AMENDMENTS TO THE 1998 PLAN. The Board of Directors may amend or discontinue the 1998 Plan at any time, subject to certain restrictions set forth in the 1998 Plan, including the ability to revise the number of shares reserved for issuance thereunder. Except in limited circumstances, no amendment or discontinuance may adversely affect any previously granted stock option award without the consent of the recipient thereof.

FEDERAL INCOME TAX CONSEQUENCES. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). There also may be state, local and foreign income tax consequences applicable to transactions involving stock options. In addition, the following description does not address specific tax consequences applicable to an individual participant who receives an incentive stock option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives stock options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an stock option. When a non-qualified stock option granted pursuant to the 1998 Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the Common Stock as to which the option is exercised and the aggregate fair market value of the Common Stock on the exercise date, and the Company generally will be entitled to a deduction in the year the stock option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of Common Stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the Common Stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the Common Stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the Required Holding Periods.

STOCKHOLDER APPROVAL. The affirmative vote of the holders of a majority of the total votes cast with respect to the 1998 Plan proposal is required to approve the 1998 Plan. For stock options granted under the 1998 Plan to qualify as incentive stock options, the 1998 Plan must be approved by the affirmative votes of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date. If the 1998 Plan is approved by a vote that does not constitute a majority of the shares of Common Stock issued and outstanding, then any stock option granted under the 1998 Plan will be a nonqualified stock option. The Board of Directors believes that the 1998 Plan is in the best interest of the Company and its stockholders.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                APPROVAL OF THE DIDAX INC. 1998 STOCK OPTION PLAN


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table and accompanying notes thereto sets forth certain information, with respect to the beneficial ownership of the Company's Common Stock as of March 20, 1998 by (a) the Company's chief executive officer ("CEO"),
(b) each director of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned:

                                        AMOUNT AND
                                        NATURE OF                PERCENT OF
                                        BENEFICIAL               OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP(1)             SHARES(2)
------------------------------------    ------------             ---------
Bruce E. Edgington                      444,782(3)                11.7%
7857 Heritage Drive
Annandale, VA 22003

Robert C. Varney, Ph.D                  275,281(4)                 7.1%
4501 Daly Drive
Chantilly, VA 20151

Dane B. West                            130,032(5)                 3.5%
4501 Daly Drive
Chantilly, VA 20151

William H. Bowers                       124,417(6)                 3.4%
4501 Daly Drive
Chantilly, VA 20151

William M. Parker                       120,000(7)                 3.1%
PO Box 307
Philomont, Virginia 20131


John J. Meindl, Jr                      105,000(8)                 2.9%
5 Old Tyler Court
Greenville, SC 29615


James G. Buick                           15,000(9)                  .4%
10081 East Rivershore Dr.
Alto, MI 49302

Clay T. Whitehead                        14,000(10)                 .4%
1320 Old Chain Bridge Rd
McLean, VA 22101

Earl J. Gjelde                           13,500(11)                 .4%
42 Bristlecone Crt
Keystone, CO 80435

William R. 'Max' Carey                    9,000(12)                 .3%
665 River Knoll Drive
Marietta. GA 30067

All officers and directors
as a group (11 persons)               1,279,037                   30.0%

(1) Unless otherwise noted, all persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire any such power during the period 60 days from the record date of March 20, 1998.

(2) Based upon 3,672,880 shares of Common Stock outstanding as of the record date.

(3) Includes 117,282 shares of Common Stock issuable to Mr. Edgington upon exercise of currently exercisable stock options.

(4) Includes 210,031 shares of Common Stock issuable to Dr. Varney upon exercise of currently exercisable stock options, and 15,000 shares of Common Stock issuable to Dr. Varney upon exercise of Purchase Warrants.

(5) Includes 40,031 shares of Common Stock issuable to Mr. West upon exercise of currently exercisable stock options. Does not include 24,000 shares of Common Stock owned by Mr. West's parents and Mr. West's spouse's parents, over which Mr. West disclaims beneficial ownership.

(6) Includes 19,225 shares of Common Stock issuable to Mr. Bowers upon exercise of currently exercisable stock options.

(7) Includes 114,000 shares of Common Stock issuable to Mr. Parker upon exercise of currently exercisable stock options.

(8) Includes 10,000 shares of Common Stock issuable to Mr. Meindl upon exercise of currently exercisable stock options, and 20,000 shares of Common Stock issuable to Mr. Meindl upon exercise of Purchase Warrants.

(9) Includes 11,000 shares of Common Stock issuable to Mr. Buick upon exercise of currently exercisable stock options.

(10) Includes 11,000 shares of Common Stock issuable to Mr. Whitehead upon exercise of currently exercisable stock options.

(11) Includes 11,000 shares of Common Stock issuable to Mr. Gjelde upon exercise of currently exercisable stock options.

(12) Represents 9,000 shares of Common Stock issuable to Mr. Carey upon exercise of currently exercisable stock options. Does not include 17,145 shares of Common Stock issuable to Corporate Resource Development Inc., (as part of compensation to Mr. Carey's employer, for providing management consulting services to the Company commencing in February of 1998), upon exercise of options exercisable within 60 days.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 1997 were made on a timely basis.

                                   MANAGEMENT

The following table sets forth the names, ages and positions of the Named Executive Officers and directors of the Company as of March 20, 1998. Their respective backgrounds are described following the table:

Name                                      Age                              Title
----                                      ---                              -----
James G. Buick(2)(3)                      65              Chairman of the Board of Directors
William M. Parker(4)                      44              Chief Executive Officer, President and director
Dane B. West                              43              Senior Executive and director
William H. Bowers                         37              Chief Operating Officer and director
Gary A. Struzik                           42              Chief Financial Officer and Secretary
Robert C. Varney, Ph.D.(1)                53              director
Bruce E. Edgington(1)(3)                  40              director
John J. Meindl, Jr.(1)(3)                 41              director
Clay T. Whitehead(2)                      59              director
Earl E. Gjelde(2)                         53              director
W.R. 'Max' Carey(3)                       50              director

------------

(1) Members of Compensation Committee

(2) Members of Audit Committee

(3) Members of Executive Committee

(4) Pursuant to the Employment Agreement between Mr. Parker and the Company, Mr. Parker will become the CEO and President of the Company effective April 14, 1998.

         JAMES G. BUICK has been Chairman of the Board of Directors since January 15, 1998, and a director of the Company since April 1997. Since 1993 he has been self employed as a management consultant in the area of business strategic long range financial planning. From 1984 to 1993, he was President and Chief Executive Officer of the Zondervan Corporation, a firm engaged in the distribution of Bibles, books, computer software, and religious gifts. He currently is on the Board of Directors of Spartan Stores, a firm engaged in food wholesale and operations, and is Chairman of the Board of the Dove Foundation, a not-for-profit foundation engaged in the creation, promotion, production and distribution of wholesome family entertainment.

         WILLIAM M. PARKER, is the newly appointed Chief Executive Officer, President and a director of the Company. Since 1996, Mr. Parker has been Executive Vice President and Manager of the $70 million Information Systems Division of CACI International Inc., an international information technology product and services company. From 1992 to 1996, he was Executive Vice President and Director of Business Development for CACI International Inc., where he was instrumental in winning over $775 million of new business, leading to significant corporate growth. Mr. Parker received a B.S. degree from the U.S. Naval Academy.

         ROBERT C. VARNEY, PH.D. has been a director of the Company and its predecessor entities since July 1995. From July 1995 to January of 1998, Dr. Varney also served as Chairman of the Board of Directors of the Company. From July 1995 to April of 1998, Dr. Varney also served as Chief Executive Officer of the Company. From 1993 to 1995, he managed his personal real estate holdings. Dr. Varney was Chairman and Chief Executive Officer of International Telesystems Corporation ("ITC"), a firm engaged in outbound call center automation, from 1985 through 1993. Dr. Varney received a B.S. degree from the University of Rochester in June, 1966 and an M.S. and a Ph.D. degree in Computer Science from Pennsylvania State University in 1969 and 1971, respectively.

         DANE B. WEST has been a Senior Executive and a director of the Company and its predecessor entities since the Company's inception in 1993. From January 1992 through April, 1993, Mr. West was a student at the University of Virginia. Mr. West is an ordained minister with 15 years of ministry leadership experience. As a pastor, he recruited, trained and managed a volunteer staff of more than 300 persons. He has completed doctoral studies in educational administration at the University of Virginia. He received a B.A. in Biblical Studies from The Washington Bible College in 1978, and an M.A. in Christian Education from Talbot Theological Seminary in 1981.

         WILLIAM H. BOWERS has been the Chief Operating Officer and a director of the Company and its predecessor entities since the Company's inception. Mr. Bowers was a Branch Chief of the Central Intelligence Agency from April, 1990 until May, 1993, where his responsibilities included providing engineering and technical support services. Mr. Bowers received a B.S. degree in Engineering from Virginia Polytechnic Institute in 1983.

         GARY A. STRUZIK has been the Chief Financial Officer and Secretary of the Company since April 1997 and was Vice President Finance and Administration of the Company's predecessor entities from February 1996 until April 1997. Mr. Struzik was Director of Accounting for Loral Defense Systems (formally Unisys Defense Systems) from February 1995 through February 1996 and Director of Accounting for Unisys Defense Systems from October 1987 through February 1995, where his responsibilities included financial statement preparation, external audit liaison, policy and procedures. Mr. Struzik received a B.A. degree in Economics from the State University of New York at Oswego in May 1977 and an M.B.A. from Chapman College in October 1984.

         BRUCE E. EDGINGTON has been director of the Company and its predecessors since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and shareholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

         JOHN J. MEINDL, JR. has been director of the Company since April 1997, has been self employed as a management consultant to medium and large firms in the area of electronic records management, Internet strategies and business reengineering since 1996. From 1993 through 1996 Mr. Meindl was Chief Operating Officer of OTG Software, Inc., a firm engaged in the development of electronic imaging and optical disk storage management software. Since 1988, he has been Chief Executive Officer of GeneSys Data Technologies, Inc., a firm engaged in providing software and services in the area of electronic records management. GeneSys Data Technologies, Inc. has been dormant and inactive since 1992 but was not liquidated because of its pursuit of a claim which was successfully awarded in 1996. In connection with winding up the affairs of GeneSys Data Technologies, Inc. GeneSys Data Technologies, Inc. filed for bankruptcy protection in June 1996 (Case No. 96-5-50118-SD, U.S. Bankruptcy Court Baltimore, Maryland District) and as of the date hereof has not been discharged.

         CLAY T. WHITEHEAD, has been a director of the Company since April 1997 and, since 1987, has been the President of Clay Whitehead Associates, a consulting firm in the areas of strategic planning and business development concentrating on the telecommunications and media industries. Mr. Whitehead holds a B.S. and M.S. in Electrical Engineering and a Ph.D. in Management, all from the Massachusetts Institute of Technology and from 1969 through 1974 held various federal government positions, including Director of the U.S. Office of Telecommunications Policy.

         EARL E. GJELDE has been a director of the Company since April 1997. From 1989 through 1993, he was Vice President, Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President, Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

         W.R. 'MAX' CAREY has been a director of the Company since June 1997. Since 1981, he has been Chairman and Chief Executive Officer of Corporate Resource Development, Inc., a sales and marketing consulting and training firm based in Atlanta. He currently is also a member of the Board of Directors of Outback Steakhouse, Inc., a restaurant franchiser and ROMAC International, a leading specialty staffing services firm, both public companies.

         The Board of Directors at DIDAX INC. is currently in the process of considering an additional Board member for appointment in the third or fourth quarter of 1998. Such appointment, if any, will be rendered in a manner consistent with the Company's By-Laws and will be announced at the time of appointment.

         Each director serves until the next annual meeting of shareholders and the election and qualification of their successors. In February 1997, the Company agreed that an advisor to the Company's Board of Directors appointed by Barron Chase Securities, Inc., would be invited to attend all meetings of the Board of Directors. Executive officers are elected by the Board of Directors annually and serve at the discretion of the Board.

         In February 1998, the Board of Directors accepted the resignation of Robert C. Varney, Ph.D., as Chief Executive Officer of the Company, effective upon the hire of his replacement. In March 1998, the Company entered into an Employment Agreement with William M. Parker, whereby Mr. Parker has agreed to serve as the Company's Chief Executive Officer and President effective April 14, 1998. Since March 23, 1998, Mr. Parker has served as a member of the Company's Board of Directors. Dr. Varney has agreed to continue to serve as a member of the Company's Board of Directors as Vice Chairman of the Board, a position which the Board will vote on some time after the Annual Meeting. (See "EMPLOYMENT AGREEMENTS.")

                 MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

The business of the Company is managed under the direction of the Board of Directors. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors held four formal meetings and acted by unanimous written consent six times during the fiscal year ended December 31, 1997. Mr. Meindl attended two, and Mr. Gjelde attended three of the formal Board meetings held during 1997, and the other directors attended all of the meetings held subsequent to their election to the Board.

The Board of Directors has established an Audit Committee, a Compensation Committee, and an Executive Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are described below.

         AUDIT COMMITTEE. During the fiscal year, the Audit Committee was comprised of James G. Buick, Clay T. Whitehead and Earl E. Gjelde. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent accountants, the scope of the annual audits, fees to be paid to the independent accountants and the accounting practices of the Company. The Audit Committee had no formal meetings in 1997.

         COMPENSATION COMMITTEE. During the fiscal year, the Compensation Committee was comprised of Robert C. Varney, Ph.D., John J. Meindl and Bruce E. Edgington. The Compensation Committee advises the Board of Directors and consults with management concerning salaries, incentives and other forms of compensation for the officers and other employees of the Company and administers to the Company's existing Stock Option Plan. The Compensation Committee held one formal meeting in April of 1997.

         EXECUTIVE COMMITTEE. In January 1998, the Executive Committee was formed and comprised of James G. Buick, John J. Meindl, Bruce E. Edgington and
W. Max Carey, responsible to the Board of Directors for reviewing the Company's strategic framework and design, operations, organizational structure, merger and acquisition opportunities and such other responsibilities as the Board may from time delegate. The Executive Committee held formal meetings in January and February of 1998.

         SEARCH COMMITTEE. In January 1998, an adhoc Search Committee was formed and comprised of Earl E. Gjelde, W. Max Carey, and Clay T. Whitehead, responsible to the Board of Directors for the purpose of activating a search for a replacement for Dr. Varney whose role in the Company, pending Board approval, will be that of Vice Chairman of the Board of Directors after a replacement has been named. Given the hiring of Mr. Parker as Chief Executive Officer and President, the search committee has been disbanded.

The Board of Directors does not have a standing nominating committee or any other committee performing a similar function. The function customarily attributable to a nominating committee is performed by the Board of Directors as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

No person employed by the Company received salary and bonus exceeding in the aggregate $100,000 during the fiscal years 1995, 1996 and 1997. The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during 1996 and 1997 by the Company's Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation             Long Term Compensation
                                                                                       Awards
Name and Principal Position        Year     Salary($)   Bonus($)     Other Annual     Securities     All Other
                                                                     Compensation     Underlying     Compensation
                                                                     ($)(1)           Options/       ($) (3)
                                                                                      SARs (2)
Robert C. Varney, Ph.D., Chief     1996     38,203      0            4,271            162,836        140
Executive Officer
                                   1997     17,349      0            5,845              21,807       390
------------------------------------------------------------------------------------------------------------------

(1) Other Annual Compensation represents medical insurance premiums paid by the Company for Dr. Varney.

(2)      See "OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
         VALUES

(3) All Other Compensation represents life insurance premiums paid by the Company for Dr. Varney.

The following table sets forth information concerning stock option grants made during 1997 to the executive officer of the Company named in the Summary Compensation Table, and the fiscal year-end value of unexercised options. No options were exercised during 1997 by Dr. Varney or any other director or officer of the Company.

                              OPTION GRANTS TABLE
                       AND FISCAL YEAR-END OPTION VALUES

                            Number of      Percent of
                            Securities    Total Options
                            Underlying     Granted to       Exercise
                             Options        Employees     or Base Price
          Name             Granted (1)       in 1997      Per Share ($)
          ----             -----------       -------      -------------
                                                                           Expiration Date
                                                                           ---------------
Robert C. Varney, Ph.D.       5,657            2.6%          $4.00        September 25, 2005
                              8,075            3.8%          $5.00            March 31, 2007
                              8,075            3.8%          $5.00             June 30, 2007
--------------------------------------------------------------------------------------------

(1)  All options are non-qualified options.

                              DIRECTOR COMPENSATION

In April 1997, the Company's (i) non-employee directors, other than Bruce E. Edgington and (ii) an advisor to the Company's Board appointed by Barron Chase Securities, Inc. (the "Advisor") each were granted under the Company's 1997 Stock Option Plan options to acquire an aggregate of 37,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, exercisable for the following number of shares for a period of five years subsequent to the satisfaction of the following conditions precedent (collectively the "Non-Employee Director Options):

     NUMBER OF SHARES                                        CONDITIONS PRECEDENT TO EXERCISE
     ----------------                                        --------------------------------

     1,000 shares per Board of Director                      Attendance at Board meeting
     meeting for the first three years as a
     member of the Board up to a maximum
     of 4,000 shares per year.
     5,000 shares                                            Closing of the Company's IPO.
     5,000 shares                                            CCN's use exceeding one million hits per day.
     5,000 shares                                            The Company's quarterly earnings per share equaling
                                                             or exceeding $.05.
     5,000 shares                                            The Company's quarterly earnings per share equaling
                                                             or exceeding $.10.
     5,000 shares                                            The Company's quarterly earnings per share equaling
                                                             or exceeding $.15.

As of the date hereof, non-employee directors excluding Bruce Edgington and including the Advisor have the right to acquire an aggregate of 222,000 shares of the Company's common Stock pursuant to the Non-Employee Director Options. In addition, non-employee directors receive reimbursement of reasonable expenses incurred in attending Board meeting.

                              EMPLOYMENT AGREEMENTS

In June 1997 the Company entered into an employment agreement with Robert C. Varney, Ph.D., for a term expiring on June 30, 1999. The employment agreement provides an annual base salary of $90,000 with incremental increases based on meeting revenue objectives, resulting in a maximum of salary of $130,000, if the Company achieves one or more performance thresholds contemplated to be determined by the Board of Directors in 1998. If at any time during the term of his employment agreement, a change in ownership of more than 33% of the outstanding voting shares of the Company occurs, or within two years after a transaction involving the Company or a contested election of a director, or a tender or exchange offer for voting securities of the Company, the individuals who were directors of the Company immediately prior thereto cease to constitute a majority of the Company's Board of Directors, ("Change in Control"), then employee has the option to terminate his employment agreement (the "Change in Control Termination"). In the event of a Change in Control Termination, the Company is obligated to pay to the employee a lump sum equal to 24 times the compensation (base salary plus bonus) paid to such employee for the month prior to the Change in Control. Further, pursuant to the employment agreement, Dr. Varney has agreed, during the term of his employment with the Company and for six months after his voluntary withdrawal from employment with the Company or the Company's termination of his employment for cause, not to compete with the Company wherever the Company has revenue-producing customers or activities, and for one year after his voluntary withdrawal form employment with the Company or the Company's termination of his employment for cause not to interfere with the Company's relationships with its stockholders, lenders, directors, officers, employees, agents, lessors or other persons that have had a business relationship with the Company within 12 months before the incident in question (or within six months, in the case of employment of the Company's agent or employee), except in the event of a Change in Control Termination.

The agreement with Dr. Varney provides that, if his employment is terminated by the Company for cause (as defined in the agreement) or by voluntary unilateral decision by the employee without cause, then the employee is entitled to his base salary under the agreement earned, accrued vacation, and reimbursement of expenses, through the date of termination. In addition, the agreements provide, that, if employment is otherwise terminated, the employee is entitled to receive, in one-lump sum payment, the employee's then current monthly compensation for a minimum of eighteen months, or the number of months remaining in the contract, whichever is greater, and all applicable allowances and reimbursements and, he shall be entitled to receive accident and health insurance for himself and his family until his death subject to Dr. Varney's eligibility to receive such insurance from another employer.

Pursuant to the resignation of Robert C. Varney, Ph.D., as the Company's Chief Executive Officer, the Company has entered into a Conclusion of Employment Agreement with Mr. Varney, dated February 27, 1998, Under the terms of this Conclusion of Employment Agreement, Dr. Varney will maintain the right to acquire 194,986 shares of the Company's Common Stock granted to him during the course of his employment with the Company, at exercise prices ranging from $2.00 to $5.00 per share. Dr. Varney shall also have full rights to continue, at the Company's expense, health care benefits comparable to group coverage provided by DIDAX from time to time to its employees. This benefit coverage will cease upon the date Dr. Varney is eligible for coverage by a succeeding employer, or under other health care coverage such as medicare. Upon the conclusion of his employment with the Company, Dr. Varney shall continue to receive as severance payment his current salary for an additional eighteen (18) months. In addition, both Dr. Varney and the Company waived and released each other of and from any and all claims and causes of action for damages or other relief that either Dr. Varney or the Company may have against the other (or their personal representatives, agents, assigns, attorneys, and their officers, directors, employees, agents or representatives) based on Dr. Varney's employment or other association with the Company, the conclusion of employment, or any event or transaction that occurred before February 27, 1998.

In March, 1998, the Company entered into employment agreements with William M. Parker, Dane B. West, William H. Bowers and Gary A. Struzik. These employment agreements, which may be terminated by the employee or the Company upon thirty days prior written notice, provide for annual base salaries of $115,000 to Mr. Parker and $90,000 each for Messrs. West, Bowers and Struzik, with incremental increases based on meeting revenue objectives as determined by the Board of Directors, resulting in a maximum of salary of $130,000, $120,000, $120,000, and $110,000 for Messrs. Parker, West, Bowers, and Struzik respectively, when quarterly revenues exceed $400,000. The agreement with each of Messrs. Parker, Bowers, West and Struzik provides that, if his employment is terminated by the Company, then the employee is entitled to an additional six (6) months of severance pay, health and group life coverage. Further, pursuant to the employment agreements, each of Messrs. Parker, West, Bowers and Struzik have agreed during the term of his respective employment with the Company and for six months thereafter not to compete with the Company. For Messrs. West, Bowers and Struzik, these employment agreements supersede a previous June 1997 set of employment agreements.

In addition to their employment agreements, executive officers of the Company may participate in the Option Plan, as defined below and if approved by the Company's stockholder's, the 1998 Plan. The Company does not currently have any compensation plans or similar arrangements under which an executive officer is entitled to benefits, except group life, a Company 401K plan, and a medical insurance plan.


                             1997 STOCK OPTION PLAN

In April 1997, the Board of Directors adopted, and the stockholders approved the Company's 1997 Stock Option Plan (the "Option Plan"), The Option Plan provides for the issuance of up to 2,057,937 shares of the Company's Common Stock. As of December 31, 1997, options to purchase 1,778,271 shares of the Company's Common Stock were granted and will be outstanding under the Option Plan of which options to purchase 762,799 shares are exercisable. If any options granted under the Option Plan shall terminate, expire or be canceled as to any shares, new options may thereafter be granted covering such shares. In addition, any shares purchased under this Option Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the Option Plan. The shares issued upon exercise of options under the Option Plan may, in whole or in part, may be either authorized but unissued shares or issued shares reacquired by the Company.

The purpose of the Option Plan is to advance the interests of the Company by providing an opportunity to its directors, employees and consultants, including ministry partners, to purchase shares of the Company's Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate directors, employees and consultants. The Option Plan provides for the grant of
(i) incentive stock options ("Incentive Options") as described in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonqualified stock options ("Nonqualified Options," and, together with the Incentive Options, the "Options"); and (iii) rights to purchase shares of Common Stock ("Restricted Stock") of the Company pursuant to restricted stock agreements and subscription agreements. The Option Plan is administered by the Board of Directors, or at its discretion, by a committee which is appointed by the Board to perform such function. Under the terms of the Option Plan, the exercise price for Incentive Options may not be less than the fair market value of the underlying stock at the time the Incentive Option is granted.

The Option Plan has a provision which limits the number of shares of the Company's Common Stock for which options may be granted to any individual during any year. With this provision, options granted under the Option Plan qualify as performance-based compensation for purposes of Section 162(m) of the Code and the regulation thereunder, and the Company will be entitled to deduct the compensation paid to certain executives pursuant to the Option Plan, notwithstanding the deduction limit contained in Section 162(m).

Under the Option Plan, the price payable upon exercise of options may be paid in cash or check acceptable to the Company, or by any other consideration that the Board deems acceptable. The exercise price may also be paid in shares of the Company's Common Stock, duly owned by the optionee having a fair market value equal to the option price on the date of exercise.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1996, Mr. Edgington and Dr. Varney, both directors of the Company, advanced $212,000 to the Company to cover operating costs for certain periods, which advances bear interest in the amount of 9.75% and were repaid from the proceeds of the Company's private placement closed in February 1997.

Four separate promissory notes ("Officer Notes") aggregating $623,000 principal amount of debt owed by the Company to Dr. Varney ($201,000) and Mr. Edgington ($422,000), the Chairman of the Company's Board of Directors and Chief Executive Officer, and a director of the Company, respectively. The Officer Notes bear interest at 9.75% per annum. The Officer Notes were issued on July 10, 1996, July 30, 1996, September 26, 1996 and October 30, 1996, and the proceeds received by the Company from the issuance of the Officer Notes were used for working capital. The Company satisfied the Officer Notes at the Closing of the Company's IPO. In connection with the satisfaction of the Officer Notes, the Company issued to Dr. Varney and Mr. Edgington, options to purchase up to 60,357 shares and 112,282 shares of the Company's Common Stock, respectively, at a purchase price of $4.00 per share, exercisable at any time and from time to time for a period commencing with the satisfaction of the Officer Notes and for a period of eight years thereafter.

In January 1997, John G. Meindl Jr., a director of the Company purchased from the Company Junior Notes in the aggregate principal amount of $300,000. The Company satisfied the Junior Notes at the Closing of the Company's IPO. In connection with the satisfaction of the Junior Notes, the Company issued 60,000 shares of Common Stock to Mr. Meindl.

In August and September of 1997, the Company issued Promissory Notes for the purpose of working capital, to Dr. Varney and Mr. Edgington in the aggregate of $130,000 and $90,000 respectively, bearing 11.5% interest per annum. These Promissory Notes were satisfied from the proceeds of the Company's IPO in October 1997.

In October of 1997, the Board of Directors approved the issuance of notes receivable in the amount of $75,000 and $18,000 to Dane B. West and William H. Bowers respectively. The Company is collecting interest on these notes receivable through payroll deductions at the minimum federal statutory rate at the time of issuance of 5.7%. The notes are due to be repaid to the Company on October 31, 1999.

In February of 1998, the Board of Directors authorized the Company to enter into an agreement for management consulting services with Corporate Resource Development Inc. W. Max Carey, a director of the Company, is Chairman and Chief Executive Officer of this firm. The terms of the agreement provide for $25,000 due upon signing and $25,000 per month, half payable in cash and half payable in options to purchase 5,715 shares of the Company's Common Stock at $2.185 per share. The Company has the ability to terminate the agreement at any time, upon 30 days written notice, beginning with the first day of the following month the notice is given.

For the fiscal years ended December 31, 1995 through March 20, 1998, there were no other material transactions between the Company and any of its officers and/or directors which involved $60,000 or more.

Although the Company has no present intention to do so, it may in the future enter into other transactions and agreements incident to its business with its directors, officers, principal stockholders and other affiliates. The Company intends for all such transactions and agreements to be on terms no less favorable to the Company than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the company's directors will be required for any such transactions or agreements.

                              STOCKHOLDER PROPOSALS

A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by December 01, 1998 will be included in the Company's proxy statement and form of proxy for that meeting.

                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

                              FINANCIAL INFORMATION

Incorporated by reference from the Registrant's 1997 Form 10-KSB filed on March 20, 1998, pursuant to Section 13 or 15(d) of the Exchange Act. The Company has also provided a copy of the Company's annual report, additional copies of which are available, without charge, by contacting the Company at the address provided herein.

                         INDEPENDENT PUBLIC ACCOUNTANTS

HOFFMAN, MORRISON & FITZGERALD, P.C., independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current year. A representative of HOFFMAN, MORRISON & FITZGERALD, P.C., is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        GARY A. STRUZIK
                                        CHIEF FINANCIAL OFFICER AND SECRETARY

                                   DIDAX INC.
       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
                     10:30 A.M., WEDNESDAY, APRIL 29, 1998,
          CONFERENCE ROOM "B" OF THE EASTERN LOUDOUN REGIONAL LIBRARY,
                 21030 WHITFIELD PLACE STERLING, VIRGINIA 20165

The undersigned stockholder of DIDAX INC. (the "Company") hereby appoints James
G. Buick and William M. Parker, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREIN. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated April 10, 1998, is hereby acknowledged.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/

         1. ELECTION OF JAMES G. BUICK, WILLIAM M. PARKER, DR. ROBERT C. VARNEY, DANE B. WEST, WILLIAM H. BOWERS, BRUCE E. EDGINGTON, JOHN J. MEINDL JR., CLAY T. WHITEHEAD, EARL E. GJELDE, AND WILLIAM RUSSELL 'MAX' CAREY, JR. TO THE COMPANY'S BOARD OF DIRECTORS.

         IN FAVOR OF ALL NOMINEES  [   ]          WITHHOLD AUTHORITY  [   ]

         WITHHOLD THE FOLLOWING:

         2. RATIFICATION OF SELECTION OF HOFFMAN, MORRISON & FITZGERALD, P.C. AS INDEPENDENT AUDITORS FOR FISCAL YEAR 1998.

          FOR     [  ]             AGAINST    [  ]          ABSTAIN    [  ]

         3. RATIFICATION AND APPROVAL OF THE ADOPTION OF THE DIDAX INC. 1998 STOCK OPTION PLAN.

         FOR      [  ]             AGAINST    [  ]          ABSTAIN    [  ]

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the Proposal.

      TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE,
            SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY

             ATTENDANCE IN PERSON WILL AUTOMATICALLY REVOKE A PROXY.
               THEREFORE PLEASE RETURN AND COMPLETE PROXY ONLY IF
               YOU ARE CERTAIN YOU WILL NOT BE ABLE TO ATTEND THE
                                    MEETING.


______________________________                    ______________________________
Stockholder Signature(s)                                      Date


______________________________
Stockholder Printed Name(s)

Please sign and date as requested above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full indication as such. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   DIDAX INC.

                             1998 STOCK OPTION PLAN


     1.PURPOSE. The purpose of this Plan is to advance the interests of DIDAX, INC. (the "Company") by providing an opportunity to its selected directors, key employees (as defined in Paragraph 2(b)) and consultants (as defined in Paragraph 2(a)) to purchase shares (the "Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate key employees, consultants and ministry partners. It is intended that this purpose will be effected by the granting of (i) incentive stock options ("Incentive Options") as described in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) nonqualified stock options ("Nonqualified Options," and, together with the incentive options, the "Options") as provided herein. (Collectively, the "Stock Incentives").

     2.DEFINITIONS.

         (a) The term "consultants" means those persons, other than employees of the Company, who provide services to the Company, including nonemployee directors of the Company, and who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

         (b) The term "key employees" means those executive, administrative, operational, engineering or managerial employees who are determined by the Compensation Committee to be eligible for Stock Incentives under this Plan.

         (c) The term "ministry partners" means those organizations or individuals. other than employees and consultants, whose relationship with DIDAX is critical to meeting the Company's business objectives and who are determined by the Compensation Committee to be eligible for stock incentives under this plan.

         (d) The term "optionee" means an individual to whom an option is granted under this Plan.

         (e) The term "grantee" means an individual to whom a purchase right is granted under this Plan.

     3. EFFECTIVE DATE. This Plan becomes effective April 6, 1998, as so adopted by the Board of Directors of the Company.

     4. STOCK SUBJECT TO THE PLAN. The Shares that may be purchased (through the exercise of options) under this Plan shall not exceed in the aggregate 400,000 Shares. If any Stock Incentives granted under the Plan shall terminate, expire or be canceled as to any Shares, new Stock Incentives may thereafter be granted covering such Shares. In addition, any Shares purchased under this Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the Plan. The Shares issued upon exercise of Stock Incentives under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company. Notwithstanding any other provisions of this Plan, the aggregate number of Shares subject to outstanding options granted under the Plan, plus the aggregate number of shares issued upon the exercise of all options granted under the Plan, shall never be permitted to exceed the number of Shares specified in the first sentence of section 4, except in accordance with subsection 8(a) below.

     5. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Compensation Committee"). No single participant may receive options to purchase more than the total number of shares authorized for issuance under the 1998 Plan. The Compensation Committee is tasked with the responsibility of recommending option grants for approval by the Board of Directors and the Compensation Committee or the Board of Directors may delegate administrative duties to such employees of the Company as it deems proper. However, it is only through a majority vote of the Board of Directors, either acting on its own or via the recommendation of the Compensation Committee, that nonqualified stock options or incentive stock options to purchase shares of Common Stock may be granted, and thus it is ultimately the Board of Directors, subject to the provisions of the 1997 Plan, that shall have the sole authority, in its discretion:"

         (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

         (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

         (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

         (d) to terminate the Plan or accelerate Option vesting, and to determine the vesting and duration of each option granted;

         (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Board of Directors has granted an option;

         (f) to interpret the Plan; and

         (g) to make all determinations deemed necessary or advisable for the administration of the Plan.

     The Compensation Committee, if any, shall be appointed by and shall serve at the pleasure of the Board of Directors of the Company. No member of the Compensation Committee shall be liable for any action or determination made with respect to the Plan.

     6. ELIGIBLE EMPLOYEES, CONSULTANTS AND MINISTRY PARTNERS. Incentive Options may be granted to such key employees of the Company, including members of the Board of Directors who are also employees of the Company, as are selected by the Compensation Committee and approved by Board of Directors. Nonqualified Options may be granted to such key employees, consultants and ministry partners, including members of the Board of Directors, as are selected by the Compensation Committee and approved by the Board of Directors. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a nonofficer, nondirector employee of the Company or a parent or subsidiary or it.

     7. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the effective date of this Plan, unless terminated earlier pursuant to Paragraph 13 hereof, and no Stock Incentives may be granted after such termination.

     8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

         (a) Limitation on Number of Shares. The aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. If an employee is eligible to participate in any other incentive stock option plans of the Company which are also intended to comply with the provisions of Section 422A of the Code, the applicable annual limitation shall apply to the aggregate number of Shares for which Incentive Options may be granted under all such plans. An Incentive Option may be granted which exceeds the $100,000 limitation, as long as under then applicable law the portion of such option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a nonqualified option. No Incentive

         Options may be exercised until and unless the Plan is approved by the shareholders within one year of the date hereof, such approval to be expressed in any legal way under Delaware law.

         (b) 10% Stockholder. If any employee to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or subsidiary of the Company), then the following special provisions shall be applicable to the Incentive Option granted to such individual:

            (i) The option price per Share subject to such Incentive Option shall not be less than 110% of the fair market value of one Share on the date of grant; and

            (ii) The Incentive Option shall not have a term in excess of five
            (5) years from the date of grant.

           In determining stock ownership, an Optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brother and sisters, spouse, ancestors, and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, as applicable. Common Stock with respect to which any such Optionee holds an option shall not be counted. Additionally, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the Optionee or by any other person.

     9. TERMS AND CONDITIONS OF OPTIONS. Incentive and Nonqualified Options granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee may recommend and the Board of Directors shall approve from time to time, which agreements shall evidence the following terms and conditions:

         (a) Price.

            (i) Incentive Options. Subject to the condition of subparagraph
            (b)(i) of Paragraph 8, if applicable, with respect to each Incentive Option, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall be recommended by the Compensation Committee and approved by the Board of Directors and shall be not less than 100% of the fair market value of one Share on the day the option is granted.

            (ii) Nonqualified Options. With respect to each Nonqualified Option, the purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be recommended by the Compensation Committee and approved by the Board of Directors at the time the Nonqualified Option is granted, but shall not be less than 40% of fair market value at the time of grant.

         (b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

         (c) Exercise. Subject to the conditions of subparagraphs (a) and (b)
         (ii) of Paragraph 8, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Compensation Committee recommends and the Board of Directors determines at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.

         (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Compensation Committee or the Board of Directors, any member of the Compensation Committee or the Board of Directors, the Company's Secretary, or any other officer of the Company designated by the Compensation Committee and approved by the Board of Directors to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If such Shares are not at the time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Company confirming that such Shares are being purchased for the optionee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the optionee of a certificate or certificates covering the number of Shares for which the option was exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee and approved by the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the exercise price, (iii) if permitted by the Compensation Committee and approved by the Board of Directors, by a promissory note, or (iv) by a combination of (i), (ii), and (iii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Compensation Committee and approved by the Board of Directors.

         (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of a Nonqualified Option, in whole or in part, shall be subject to the Optionee's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The Optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined. If Common Stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

         (f) Nontransferability. No option shall be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him (except as otherwise provided for in subparagraph (g) below).

         (g) Termination of Options. Each option shall terminate and may no longer be exercised if the Optionee ceases for any reason to be an employee of, or consultant to, or ministry partner with the Company, except that:

            (i) if the Optionee's performance of services shall have terminated for any reason other than cause, resignation or other voluntary action before his eligibility to retire, disability (as defined below) or death, he may at any time within a period of thirty (30) days after such termination of the performance of services exercise his option to the extent that the option was exercisable by him on the date of termination of his performance of services;

            (ii) if the Optionee's performance of services shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, the Optionee may, at any time within a period of one (1) year after the termination of performance of services, exercise his option to the extent that the option was exercisable by him on the date of termination of his employment or performance of services; and

            (iii) if the Optionee dies at a time when the option was exercisable by him, then his estate, personal representative or beneficiary to whom it has been transferred may, at any time within a period of one (1) year following his death if the Optionee's performance of services shall have been terminated by his death, or for the period following the termination of his performance of services during which the option would have remained exercisable under clauses (i) or (ii) above if the Optionee's performance of services shall have been terminated prior to his death, exercise the option to the extent the Optionee might have exercised it at the time of his death; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

            (iv) The Board of Directors determines to extend the option exercise date for the nonqualified portion of the plan on a case by case basis.

         (h) Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

            (i) Repurchase of Shares by the Company. Any Shares purchased by an Optionee upon exercise of an option may in the discretion of the Compensation Committee and approved by the Board of Directors be subject to repurchase by the Company if and to the extent specifically set forth in the agreement pursuant to which the Shares were purchased.

     10. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to the Plan and in the number, kind and price of Shares covered by any Stock Incentive granted hereunder to give effect to any stock dividends or other distributions, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

     11. MERGER; SALE OF ASSETS; DISSOLUTION. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be subject to Stock Incentives granted under this Plan and the number, kind and price of Shares then subject to Stock Incentives shall be appropriately adjusted in such manner as the Compensation Committee recommends and the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors of the Company, a merger or a similar reorganization that the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every nonvested Incentive Option and Nonqualified Option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

     12. NO RIGHTS. Except as hereinabove expressly provided in Sections 10, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder. The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     13. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

     14. DEATH OF A PARTICIPANT. In the event of the death of an Optionee, any options which the Optionee was entitled to exercise on the date immediately preceding his death shall be exercisable by the person or persons to whom those rights pass by will or by the laws of descent and distribution. Any such exercise shall be by written notice thereof filed with the Secretary of the Company at the Company's corporate headquarters prior to the option's expiration date, and any person exercising such an option shall be treated as an Optionee for purposes of the provisions of this Plan.

     15. EMPLOYMENT AND SHAREHOLDER STATUS. The Plan does not constitute a contract of employment, and selection as an Optionee will not give any employee the right to be retained in the employ of the Company. The grant of an option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. As of the date on which an Optionee exercises an option, the Optionee shall have all rights of a stockholder of record with respect to the number of shares of Common Stock as to which the option is exercised, irrespective of whether certificates to evidence the shares of stock have been issued on such date. If the redistribution of shares is restricted pursuant to Paragraph 12, certificates representing such shares may bear a legend referred to such restrictions.

     16. TERMINATION OR AMENDMENT OF PLAN. The Board of Directors may at any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, including revising the number of shares reserved for issuance hereunder, provided that no such termination or amendment shall adversely affect or impair any then outstanding Stock Incentive without the consent of the person holding such Stock Incentive.

     17. TERMINATION. The Plan shall terminate automatically on April 6, 2008, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after the termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     18. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Board of Directors makes the determination granting such option.

     19. RESERVATION OF SHARES. The Company, during the terms of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     20. EFFECTIVE DATE. This Plan was adopted by the Board of Directors, pursuant to shareholder approval in accordance with the requirements of the Internal Revenue Code and the Delaware General Corporation Law of the Company, on April 6, 1998, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

     21. CORPORATION FINANCIAL INFORMATION. The Company shall provide all optionees on an annual basis with a balance sheet and income statement for the then ending fiscal year.

                                   DIDAX INC.


                             STOCK OPTION AGREEMENT

For value received, and subject to all the provisions hereof and to all of the terms and conditions of the 1998 Stock Option Plan ("The Plan"), incorporated by this reference herein, DIDAX INC., a Delaware corporation (the "Company"), hereby grants to the Optionee named below (the "Optionee") a(n) Stock Option ("option") to purchase shares of its Common Stock, par value $.01 per share (the "Common Stock"), at the option price set forth as follows:

         Optionee


         Number of shares of  Common Stock
         as to which the option is granted


         Option Price per Share of Common Stock


         Date of option grant


         Expiration of option


Date of Exercise:

Number of shares of Common Stock and dates exercisable under the option as determined by the Compensation Committee and approved by the Board of Directors are as follows:

                 shares commencing                                             .
                 shares commencing                                             .
                 shares commencing                                             .
                 shares commencing                                             .

1. Relationship to Plan: This option is granted pursuant to the Company's 1998 Stock Option Plan effective April 6, 1998, and is in all respects subject to the terms, conditions and definitions of the Plan (including, but not limited to, provisions concerning exercise, restrictions on options, termination, nontransferability and adjustment of the number of shares subject to this option and the exercise price thereof). The Optionee hereby accepts this option subject to all the terms and provisions of the Plan. The Optionee further agrees that all decisions under and interpretations of the Plan by the Board of Directors (the "Board") or the Compensation Committee (the "Committee") if so designated by the Board of Directors, established under the Plan shall be final, binding and conclusive upon the Optionee and his or her heirs.

2. Time of Exercise. This option may be exercised on or after the Date of Exercise from time to time in full or in part and shall remain exercisable (subject to the provisions of the Plan) until the earlier of (i) the date as of which the Optionee has exercised the option as to all shares subject hereto, or
(ii) the expiration of 10 years following the Option Date.

3. Methods of Exercise. This option shall be exercisable, in whole or in part, by a written notice to the Company that specifies the date of grant of the option being exercised, and the number of shares to be purchased. The notice shall be accompanied by payment of the full amount of the option price by either
(i) cash or check payable to the Company, or (ii) by the delivery to the Company of shares of the Company's stock having a value equal to the exercise price and having been owned by the optionee for a minimum of six months. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Optionee (or if any other individual or individuals are exercising this option, to such individual or individuals) at the office of the Company, a certificate or certificates for the number of shares with respect to which this option is being exercised, registered in the name or names of the individual or individuals exercising the option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this option) to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

4. Purchase For Investment. This option is granted on the condition that the purchase of shares of Common Stock hereunder shall be for the account of the Optionee (or other individual or individuals exercising this option) for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of shares subject to the option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the option, the Optionee (or other individual or individuals exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's (or such other individual's) familiarity with restrictions on the resale of the shares under applicable securities laws.

5. Nontransferability of Option. Except as provided in Section 9(g) of the Plan, options shall not be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and options shall be exercisable during the Optionee's lifetime only by him or her.

6. Termination. Except as provided in Section 9 (g) of the Plan, this option shall terminate and may no longer be exercised if the Optionee ceases for any reason to be an employee of the Company.

7. Governing Law and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

8. Miscellaneous. The Optionee shall have no rights as a stockholder with respect to the shares subject to this option until the exercise of the option and the issuance of a stock certificate for the shares with respect to which the option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or the Optionee with respect to the Optionee's employment by the Company. Nothing herein contained shall impose any obligation upon the Optionee to exercise the option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has accepted the terms described herein and executes this Agreement in duplicate.


                           DIDAX  INC.

                           By ___________________

                           Title ________________

                           OPTIONEE

                           ______________________
                           Signature

                           ______________________
                           Social Security Number


                           _____________________________________________________
                           Optionee Address